FORM T-1
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
STATEMENT OF ELIGIBILITY
UNDER THE TRUST INDENTURE ACT OF 1939 OF A
CORPORATION DESIGNATED TO ACT AS TRUSTEE
CHECK IF AN APPLICATION TO DETERMINE
ELIGIBILITY OF A TRUSTEE PURSUANT TO
SECTION 305(b)(2)          |__|

THE BANK OF NEW YORK MELLON
TRUST COMPANY, N.A.
(Exact name of trustee as specified in its charter)

95-3571558
(State of incorporation	(I.R.S. employer
if not a U.S. national bank)	identification no.)

700 South Flower Street
Suite 500
Los Angeles, California	90017
(Address of principal executive offices)	(Zip code)

L-3 COMMUNICATIONS CORPORATION
(Exact name of obligor as specified in its charter)

Delaware	13-3937436
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

Broadcast Sports Inc.
(Exact name of obligor as specified in its charter)

Delaware	52-1977327
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)
D.P. Associates Inc.
(Exact name of obligor as specified in its charter)

Virginia	54-1389520
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)
Electrodynamics, Inc.
(Exact name of obligor as specified in its charter)

Arizona	36-3140903
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)
Interstate Electronics Corporation
(Exact name of obligor as specified in its charter)

California	95-1912832
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)
L-3 Communications Advanced Laser Systems Technology, Inc.
(Exact name of obligor as specified in its charter)

Florida	59-2808669
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

L-3 Communications AIS GP Corporation
(Exact name of obligor as specified in its charter)

Delaware	13-4137187
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)
L-3 Communications Avionics Systems, Inc.
(Exact name of obligor as specified in its charter)

Delaware	38-1865601
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)
L-3 Communications Cincinnati Electronics Inc.
(Exact name of obligor as specified in its charter)

Ohio	31-0826926
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)
L-3 Communications Electron Technologies, Inc.
(Exact name of obligor as specified in its charter)

Delaware	91-2046609
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)
L-3 Communications EO/IR, Inc.
(Exact name of obligor as specified in its charter)

Florida	59-3316817
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

L-3 Communications ESSCO, Inc.
(Exact name of obligor as specified in its charter)

Delaware	04-2281486
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)
L-3 Communications Flight Capital LLC
(Exact name of obligor as specified in its charter)

Delaware	75-3089735
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)
L-3 Communications Flight International Aviation LLC
(Exact name of obligor as specified in its charter)

Delaware	02-0654591
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)
L-3 Communications Infrared Vision Technology Corporation
(Exact name of obligor as specified in its charter)

California	77-0534649
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)
L-3 Communications Integrated Systems L.P.
(Exact name of obligor as specified in its charter)

Delaware	03-0391841
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

L-3 Communications Investments Inc.
(Exact name of obligor as specified in its charter)

Delaware	51-0260723
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)
L-3 Communications Klein Associates, Inc.
(Exact name of obligor as specified in its charter)

Delaware	02-0277515
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)
L-3 Communications Mobile-Vision, Inc.
(Exact name of obligor as specified in its charter)

New Jersey	22-2893537
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)
L-3 Communications Security and Detection Systems, Inc.
(Exact name of obligor as specified in its charter)

Delaware	04-3054475
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)
L-3 Communications Sonoma EO, Inc.
(Exact name of obligor as specified in its charter)

California	68-0439616
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

L-3 Communications Vector International Aviation LLC
(Exact name of obligor as specified in its charter)

Delaware	42-1569647
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)
L-3 Communications Vertex Aerospace LLC
(Exact name of obligor as specified in its charter)

Delaware	64-0941176
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)
L-3 Communications Westwood Corporation
(Exact name of obligor as specified in its charter)

Nevada	87-0430944
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)
Lincom Wireless, Inc.
(Exact name of obligor as specified in its charter)

Delaware	95-4832760
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)
Microdyne Communications Technologies Incorporated
(Exact name of obligor as specified in its charter)

Maryland	59-3500774
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

Microdyne Corporation
(Exact name of obligor as specified in its charter)

Maryland	52-0856493
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)
Microdyne Outsourcing Incorporated
(Exact name of obligor as specified in its charter)

Maryland	33-0797639
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)
Pac Ord Inc.
(Exact name of obligor as specified in its charter)

Delaware	23-2523436
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)
Power Paragon, Inc.
(Exact name of obligor as specified in its charter)

Delaware	33-0638510
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)
SPD Electrical Systems, Inc.
(Exact name of obligor as specified in its charter)

Delaware	23-2457758
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

SPD Switchgear, Inc.
(Exact name of obligor as specified in its charter)

Delaware	23-2510039
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)
Titan Facilities, Inc.
(Exact name of obligor as specified in its charter)

Virginia	54-0918681
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)
International Resources Group, Ltd.
(Exact name of obligor as specified in its charter)

Delaware	11-2777542
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)
L-3 Chesapeake Sciences Corporation
(Exact name of obligor as specified in its charter)

Maryland	52-1737390
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)
L-3 Communications Applied Signal and Image Technology, Inc.
(Exact name of obligor as specified in its charter)

Maryland	52-1915376
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

L-3 Communications CyTerra Corporation
(Exact name of obligor as specified in its charter)

Delaware	04-3496006
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)
L-3 Communications Dynamic Positioning and Control Systems, Inc.
(Exact name of obligor as specified in its charter)

California	33-0386810
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)
L-3 Communications EOTech, Inc.
(Exact name of obligor as specified in its charter)

Delaware	16-1620559
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)
L-3 Communications Foreign Holdings, Inc.
(Exact name of obligor as specified in its charter)

Delaware	20-5871893
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)
L-3 Communications Germany Holdings, LLC
(Exact name of obligor as specified in its charter)

Delaware	27-2047124
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

L-3 Communications MariPro, Inc.
(Exact name of obligor as specified in its charter)

California	33-0947774
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)
L-3 Communications Nova Engineering, Inc.
(Exact name of obligor as specified in its charter)

Ohio	31-1287491
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)
L-3 Communications Shared Services, LLC
(Exact name of obligor as specified in its charter)

Delaware	26-2876838
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)
L-3 Fuzing and Ordnance Systems, Inc.
(Exact name of obligor as specified in its charter)

Delaware	31-0740721
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)
L-3 G.A. International, Inc.
(Exact name of obligor as specified in its charter)

Florida	65-0501176
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

L-3 Global Communications Solutions, Inc.
(Exact name of obligor as specified in its charter)

Virginia	54-1763687
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)
L-3 Services, Inc.
(Exact name of obligor as specified in its charter)

Delaware	95-2588754
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)
L-3 Unmanned Systems, Inc.
(Exact name of obligor as specified in its charter)

Texas	75-2715474
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

600 Third Avenue	10016
New York, New York	(Zip code)
(Address of principal
executive offices)

Senior Unsecured Notes and Guarantees of Senior Unsecured Notes
(Title of the indenture securities)

1.	General information. Furnish the following information as to the trustee:
(a)	Name and address of each examining or supervising authority to which it is subject.

Name	Address
Comptroller of the Currency United States Department of the Treasury	Washington, D.C. 20219

Federal Reserve Bank	San Francisco, California 94105

Federal Deposit Insurance Corporation	Washington, D.C. 20429
(b)	Whether it is authorized to exercise corporate trust powers.
Yes.
2.	Affiliations with Obligor.
If the obligor is an affiliate of the trustee, describe each such affiliation.
None.
16.	List of Exhibits.
Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the “Act”) and 17 C.F.R. 229.10(d).
1.	A copy of the articles of association of The Bank of New York Mellon Trust Company, N.A., formerly known as The Bank of New York Trust Company, N.A. (Exhibit 1 to Form T-1 filed with Registration Statement No. 333-121948 and Exhibit 1 to Form T-1 filed with Registration Statement No. 333-152875).
2.	A copy of certificate of authority of the trustee to commence business. (Exhibit 2 to Form T-1 filed with Registration Statement No. 333-121948).
3.	A copy of the authorization of the trustee to exercise corporate trust powers (Exhibit 3 to Form T-1 filed with Registration Statement No. 333-152875).

4.	A copy of the existing by-laws of the trustee (Exhibit 4 to Form T-1 filed with Registration Statement No. 333-162713).
6.	The consent of the trustee required by Section 321(b) of the Act (Exhibit 6 to Form T-1 filed with Registration Statement No. 333-152875).
7.	A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

SIGNATURE
     Pursuant to the requirements of the Act, the trustee, The Bank of New York Mellon Trust Company, N.A., a banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Pittsburgh, and State of Pennsylvania, on the 22nd day of March, 2010.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.
By:	/S/ Raymond K. O’Neil
Name:	Raymond K. O’Neil
Title:	Senior Associate

EXHIBIT 7
Consolidated Report of Condition of
THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.
of 700 South Flower Street, Suite 200, Los Angeles, CA 90017
     At the close of business December 31, 2009, published in accordance with Federal regulatory authority instructions.

Dollar Amounts
in Thousands
ASSETS
Cash and balances due from depository institutions:
Noninterest-bearing balances and currency and coin	1,576
Interest-bearing balances	267
Securities:
Held-to-maturity securities	16
Available-for-sale securities	601,754
Federal funds sold and securities
purchased under agreements to resell:
Federal funds sold	78,000
Securities purchased under agreements to resell	0
Loans and lease financing receivables:
Loans and leases held for sale	0
Loans and leases, net of unearned income	0
LESS: Allowance for loan and lease losses	0
Loans and leases, net of unearned income and allowance	0
Trading assets	0
Premises and fixed assets (including capitalized leases)	11,186
Other real estate owned	0
Investments in unconsolidated subsidiaries and associated companies	2
Direct and indirect investments in real estate ventures	0
Intangible assets:
Goodwill	856,313
Other intangible assets	244,779
Other assets	154,682

Total assets	$1,948,575

1

Dollar Amounts
in Thousands
LIABILITIES

Deposits:
In domestic offices	532
Noninterest-bearing	532
Interest-bearing	0
Not applicable
Federal funds purchased and securities sold under agreements to repurchase:
Federal funds purchased	0
Securities sold under agreements to repurchase	0
Trading liabilities	0
Other borrowed money:
(includes mortgage indebtedness and obligations under capitalized leases)	268,691
Not applicable
Not applicable
Subordinated notes and debentures	0
Other liabilities	219,066
Total liabilities	488,289
Not Applicable

EQUITY CAPITAL

Perpetual preferred stock and related surplus	0
Common stock	1,000
Surplus (exclude all surplus related to preferred stock)	1,121,520
Not Applicable
Retained earnings	337,084
Accumulated other comprehensive income	682
Other equity capital components	0
Not Available
Total bank equity capital	1,460,286
Noncontrolling (minority) interests in consolidated subsidiaries	0
Total equity capital	1,460,286

Total liabilities and equity capital	1,948,575

     I, Karen Bayz, Managing Director of the above-named bank do hereby declare that the Reports of Condition and Income (including the supporting schedules) for this report date have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true to the best of my knowledge and belief.
     Karen Bayz          )          Managing Director
     We, the undersigned directors (trustees), attest to the correctness of the Report of Condition (including the supporting schedules) for this report date and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

Troy Kilpatrick, President	)
Frank P. Sulzberger, MD	)	Directors (Trustees)
William D. Lindelof, MD	)

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